UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2025

Inspirato Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 586-7771
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Inspirato Incorporated (the “Company”) held a Annual Meeting of Stockholders (the “Annual Meeting”) on June 12, 2025. As of the record date, April 21, 2025, there were 12,440,577 shares of the Company’s Class A common stock outstanding and entitled to vote. A total of 8,722,694 shares (approximately 70.11% of the outstanding shares) were represented at the Annual Meeting in person or by proxy, constituting a quorum. The final voting results for each proposal submitted to the stockholders are set forth below:

Proposal 1:
Approval of an amendment and restatement of the Company’s Certificate of Incorporation to declassify the Board of Directors and provide for the immediate annual election of directors and certain immaterial changes.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,505,297	58,937	8,116	3,150,344

Result: This proposal required the affirmative vote of two-thirds of the oustanding shares of Class A common stock. As such threshold was not met, the proposal was not approved.

Proposal 2:
Election of six directors to serve until the 2026 annual meeting of stockholders, contingent upon approval of Proposal 1.

Result: As Proposal 1 was not approved, this proposal was not applicable and no votes were counted.

Proposal 3:
Election of two Class III directors to serve until the 2028 annual meeting of stockholders and until their successors are elected and qualified, in accordance with the Company’s existing classified board structure.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
May Samali	5,372,055	200,295	3,150,344
Julie Wainwright	5,493,410	78,940	3,150,344

Result: Each nominee was duly elected to serve as a Class III director until the 2028 annual meeting of stockholders.

Proposal 4:
Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions
8,621,979	91,895	8,820

Result: Proposal 4 was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	No.	Description
104		Cover Page Interactive Data File (Cover Page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRATO INCORPORATED

Date: June 18, 2025	By:	/s/ Michael Arthur
	Name:	Michael Arthur
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)